UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 19, 2023

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.0001 par value per share	DRRX	The NASDAQ Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 19, 2023, DURECT Corporation (“DURECT”), entered into a securities purchase agreement (the “Purchase Agreement”), with institutional healthcare investors (the “Purchasers”), relating to the purchase and sale of an aggregate of 2,991,027 shares (the “Shares”) of its common stock, par value $0.0001 per share (“Common Stock”) and accompanying common warrants, to purchase an aggregate of 2,991,027 shares of Common Stock in a registered direct offering (the “Offering”). The aggregate gross proceeds to DURECT from the Offering were $15 million before deducting placement agent fees and other estimated offering expenses payable by DURECT and excluding the proceeds, if any, from the exercise of the common warrants issued in the Offering.

The common warrants will be immediately exercisable and have a five-year term and an initial exercise price of $4.89 per share. The combined offering price is $5.015 per Share and accompanying common warrant. A holder (together with its affiliates) may not exercise any portion of a common warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder 9.99%) of DURECT’s outstanding Common Stock immediately after exercise.

The common warrants include certain rights upon “fundamental transactions” as described in the common warrants, including the right of the holders thereof to receive from DURECT or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in such common warrants) of the unexercised portion of the applicable common warrants on the date of the consummation of such fundamental transaction. In addition, if at the time of exercise no effective registration statement registering the shares underlying the common warrant or the prospectus contained therein is not available for the resale of the shares underlying the warrant, a holder of a common warrant exercises may also effect a “cashless exercise.”

The Purchase Agreement contains customary representations, warranties and agreements by DURECT, customary conditions to closing, and indemnification obligations of DURECT and the Purchasers. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of a specific date, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties.

DURECT engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as placement agent in the Offering. As compensation for such placement agent services, DURECT has agreed to pay Wainwright an aggregate cash fee equal to 6.0% of the gross proceeds received by the Company from the Offering, a non-accountable expense of $25,000 and $50,000 for legal and other expenses as actually incurred.

The closing of the Offering occurred on July 21, 2023, subject to customary closing conditions.

The Offering is being made pursuant to DURECT’s registration statement on Form S-3 (File No. 333-258333), previously filed with the U.S. Securities and Exchange Commission (“SEC”) on July 30, 2021, and declared effective by the SEC on August 16, 2021, and a prospectus supplement thereunder.

A copy of the form of common warrant is filed as Exhibit 4.1 hereto and the Purchase Agreement is filed as Exhibit 10.1 hereto. The foregoing descriptions of the terms of the Purchase Agreement and the common warrants are qualified in their entirety by reference to such exhibits. A copy of the opinion of Orrick, Herrington & Sutcliffe LLP relating to the legality of the issuance and sale of the Common Stock and common warrants in the Offering is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 8.01	Other Events.

On July 20, 2023, DURECT issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-looking Statements

Certain statements in this Current Report on Form 8-K related to DURECT constitute “forward-looking information” within the meaning of applicable securities laws and are prospective in nature. Forward-looking information is not based on historical facts, but rather on current expectations and projections about future events and is therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may”, “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential” or “continue”, or the negative thereof or similar variations. Forward-looking information in this Current Report on Form 8-K includes, but is not limited to, the uncertainties related to the Offering, the completion of the Offering, the expected use of proceeds from the Offering, the sufficiency of DURECT’s cash resources, anticipated capital requirements and capital expenditures, DURECT’s need or desire for additional financing, and DURECT’s ability to continue to operate as a going concern. There are numerous risks and uncertainties that could cause actual results and DURECT’s plans and objectives to differ materially from those expressed in the forward-looking information, such as those risks discussed or referred to herein and the risks described in DURECT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Report on Form 10-Q for the period ended March 31, 2023 and other filings and furnishings made by DURECT with the SEC on EDGAR at www.sec.gov. Except as required by law, DURECT undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events, changes in expectations or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant (July 2023).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

10.1	Form of Securities Purchase Agreement, dated July 19, 2023.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (contained in Exhibit 5.1).

99.1	Press Release, dated July 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: July 21, 2023	By:	/s/ James E. Brown
James E. Brown President and Chief Executive Officer

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